Exhibit 10.1

AMBOW EDUCATION CO., LTD.

2005 STOCK PLAN

AMBOW EDUCATION CO., LTD.

2005 STOCK PLAN

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TABLE OF CONTENTS

(continued)

		Page

SECTION 8.	SECURITIES LAW REQUIREMENTS	7
(a)	General	7
(b)	Financial Reports	7
SECTION 9.	NO RETENTION RIGHTS	7
SECTION 10.	DURATION AND AMENDMENTS	7
(a)	Term of the Plan	7
(b)	Right to Amend or Terminate the Plan	7
(c)	Effect of Amendment or Termination	8
SECTION 11.	DEFINITIONS	8

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AMBOW EDUCATION CO., LTD.

2005 STOCK PLAN

SECTION 1. Establishment And Purpose.

The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code. Capitalized terms are defined in Section 12.

SECTION 2. Administration.

(a) Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3. Eligibility.

(a) General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

(b) Ten-Percent Stockholders. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4. Stock Subject To Plan.

(a) Basic Limitation. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed One Million Five Hundred Thousand (1,500,000) Shares, subject to adjustment pursuant to Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed One Million Five Hundred Thousand (1,500,000) Shares (subject to adjustment pursuant to Section 8).

SECTION 5. Terms And Conditions Of Awards Or Sales.

(a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 90 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 85% of the Fair Market Value of such Shares, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

(d) Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(e) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Any right to repurchase the Purchaser’s Shares at the original Purchase Price (if any) upon termination of the Purchaser’s Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the award or sale of the Shares. Any such right may be exercised only within 90 days after the termination of the Purchaser’s Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

(f) Accelerated Vesting. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser’s Shares at the original Purchase Price (if any), or special forfeiture conditions upon termination of the Purchaser’s Service shall lapse and all of such Shares shall become vested if:

(i) The Company is subject to a Change in Control before the Purchaser’s Service terminates; and

(ii) The repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary.

(g) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(h) Nontransferability. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee’s lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(i) Termination of Service (Except by Death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (g) above;

(ii) The date 90 days after the termination of the Optionee’s Service for any reason other than Cause or Disability, or such later date as the Board of Directors may determine; or

(iii) The date of the termination of the Optionee’s Service for Cause, or such later date as the Board of Directors may determine; or

(iv) The date 12 months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(j) Leaves of Absence. For purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(k) Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (g) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

(l) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(m) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

(n) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Any right to repurchase the Optionee’s Shares at the original Exercise Price upon termination of the Optionee’s Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the option grant. Any such repurchase right may be exercised only within 90 days after the termination of the Optionee’s Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

(o) Accelerated Vesting. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee’s Shares at the original Exercise Price upon termination of the Optionee’s Service shall lapse and all of such Shares shall become vested if:

(i) The Company is subject to a Change in Control before the Optionee’s Service terminates; and

(ii) The repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary.

SECTION 6. Payment For Shares.

(a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 6.

(b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(d) Exercise/Sale. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 7. Adjustment Of Shares.

(a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

(b) Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees’ consent, may provide for:

(i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

(ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

(iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

(iv) The cancellation of each outstanding Option after payment to the Optionee of an amount in cash or cash equivalents equal to (A) the Fair Market Value of the Shares subject to such Option at the time of the merger or consolidation minus (B) the Exercise Price of the Shares subject to such Option.

(c) Reservation of Rights. Except as provided in this Section 7, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 8. Securities Law Requirements.

(a) General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

(b) Financial Reports. The Company each year shall furnish to Optionees, Purchasers and stockholders who have received Stock under the Plan its balance sheet and income statement, unless such Optionees, Purchasers or stockholders are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

SECTION 9. No Retention Rights.

Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 10. Duration and Amendments.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company’s stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

(c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 11. Definitions.

(a) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(b) “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, (ii) conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) continued failure to perform assigned duties after receiving written notification from the Board of Directors. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or a Parent or Subsidiary) may consider, in its sole discretion, as grounds for the discharge of an Optionee or Purchaser.

(c) “Change in Control” shall mean:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(f) “Company” shall mean Ambow Education Co., Ltd., a Cayman Islands company.

(g) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(h) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(k) “Fair Market Value” shall mean the fair market value of a Share determined as follows: in the event the Stock is traded upon a stock exchange or in the over-the-counter market, the fair market value of the Stock on a particular date shall be deemed to be the closing price per share of the Stock on such exchange or market on that date. If the Stock is not traded upon a stock exchange or in the over-the-counter market or, if traded, there are no transactions on that date, the fair market value shall be determined in good faith by the Committee or the Board of Directors. Such determination shall be conclusive and binding on all persons.

(l) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(m) “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(n) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(o) “Optionee” shall mean an individual who holds an Option.

(p) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(q) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(r) “Plan” shall mean this 2005 Stock Plan of Ambow Education Co., Ltd.

(s) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(t) “Purchaser” shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(u) “Service” shall mean service as an Employee, Outside Director or Consultant.

(v) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(w) “Stock” shall mean the Common Stock of the Company, with no par value per Share.

(x) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(y) “Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(z) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

AMENDMENT TO THE

AMBOW EDUCATION CO., LTD.

2005 STOCK PLAN

Ambow Education Holding Ltd. (the “Company”), having adopted the Ambow Education Co., Ltd. 2005 Stock Plan (the “2005 Plan”), hereby amends the 2005 Plan as follows, effective as of November 27, 2009:

1. Section 3(b) of the 2005 Plan is hereby amended and replaced in its entirety to read as follows:

“(b) Ten-Percent Stockholders. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.”

2. Section 5(c) of the 2005 Plan is hereby amended and replaced in its entirety to read as follows:

“(c) Purchase Price. The Purchase Price, if any, of Shares to be offered under the Plan shall be determined by the Board of Directors at its sole discretion. The Purchase Price, if any, shall be payable in a form described in Section 6.”

3. Section 5(e) of the 2005 Plan is hereby amended and replaced in its entirety to read as follows:

“(e) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Any right to repurchase the Purchaser’s Shares at the original Purchase Price (if any) upon termination of the Purchaser’s Service shall lapse at a rate determined by the Board of Directors. Any such right may be exercised only within 90 days after the termination of the Purchaser’s Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.”

4. Section 5(h) of the 2005 Plan is hereby amended and replaced in its entirety to read as follows:

“(h) Nontransferability. Unless determined otherwise by the Board of Directors, no Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of decent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. Unless determined otherwise by the Board of Directors, no Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee’s lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process. If the Board of Directors makes an Option transferable, such Option shall contain such additional terms and conditions as the Board of Directors deems appropriate.”

5. Section 5(m) of the 2005 Plan is hereby amended to add the following to the end thereof:

“In addition, within the limitations of the Plan, the Board of Directors may determine the terms and conditions of, and institute, any exchange program under which (i) outstanding Options are surrendered or cancelled in exchange for new Options (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Optionees would have the opportunity to transfer any outstanding Options to a financial institution or other person or entity selected by the Board of Directors, and/or (iii) the exercise price of an outstanding Option is reduced. The Board of Directors will determine the terms and conditions of any such exchange program in its sole discretion.”

6. Section 5(n) of the 2005 Plan is hereby amended and replaced in its entirety to read as follows:

“(n) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Any right to repurchase the Optionee’s Shares at the original Exercise Price upon termination of the Optionee’s Service shall lapse at rate determined by the Board of Directors. Any such repurchase right may be exercised only within 90 days after the termination of the Optionee’s Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.”

7. Section 11(k) of the 2005 Plan is hereby amended to add the following to the end thereof:

“For purposes of Options granted on or before the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company’s securities, the Committee or Board of Directors may determine in good faith that the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement in Form F-1 filed with the Securities and Exchange Commission for the initial public offering of the Company’s Stock.”

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment to the 2005 Stock Plan on the date indicated below.

Ambow Education Holding Ltd.

Dated: November 27, 2009	By:	/s/ Jin Huang
Title:

AMBOW EDUCATION HOLDING LTD.

2005 STOCK PLAN

U.S. SHARE OPTION AGREEMENT

Ambow Education Holding Ltd., (the “Company”) hereby grants you, [            ] (the “Optionee”), an option (the “Option”) under the Company’s 2005 Stock Plan (the “Plan”) to purchase Ordinary Shares (“Shares”) of the Company. Subject to the provisions of the Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Grant Number	[ ]
Date of Grant	[ ]
Vesting Commencement Date	[ ]
Exercise Price per Share	$[ ]
Number of Shares subject to the Option	[ ]

Type of Option:	Incentive Stock Option (to the extent permitted by applicable law)
x Nonstatutory Stock Option
Expiration Date:	[ ]

Vesting Schedule

Subject to the Optionee’s continued Service (as defined in the Plan) through each of the applicable vesting dates and to the extent permitted by applicable law, the Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan, the Option Rules (attached hereto as Exhibit A) and the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and the remainder shall vest in equal and continuous monthly installments over the following thirty-six (36) months thereafter, subject to Optionee’s continued Service through each vesting date.

Option Termination:

Event Triggering Option Termination	Maximum Time to Exercise After Triggering Event
Termination of Service (except as provided below)	90 days
Termination of Service due to Disability	12 months
Termination of Service due to death	12 months

The Option may only be exercised as to Shares that have vested as of the date of the Optionee’s termination of Service and in no event may the Option be exercised after the Expiration Date. It is the Optionee’s responsibility to exercise the Option, if the Optionee so desires, before it expires or terminates.

The Optionee’s signature below indicates his or her agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A and the Plan. Please be sure to read all of Exhibit A, which contains the specific terms and conditions of the Option. This U.S. Share Option Agreement (the “Option Agreement”) does not represent a securities interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

AMBOW EDUCATION HOLDING LTD.	OPTIONEE

Jin Huang, CEO	[ ]

EXHIBIT A

OPTION RULES

1. Grant of Option. The Plan administrator hereby grants to the Optionee under the Plan the right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Notice”), at the Exercise Price per Share set forth in the Grant Notice, and subject to all of the terms and conditions in this Option Agreement and the Plan, a copy of which the Optionee acknowledges having received. Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail unless otherwise indicated.

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan or any other plan of the Company) shall not exceed US$100,000. If the Option is designated in the Grant Notice as an Incentive Stock Option, all or a portion of the Option may nonetheless be treated as a Nonstatutory Stock Option in accordance with Section 6(b) of the Plan.

2. Exercise of Option.

(a) Right to Exercise. If permitted by applicable law, the Option shall be exercisable during its term cumulatively according to the Vesting Schedule set out in the Grant Notice and with the applicable provisions of the Plan. Notwithstanding the foregoing, the Option may not be exercised for a fraction of a Share.

(b) Method of Exercise. This Option shall be exercisable to the extent then vested by delivery of a written exercise notice in the form attached hereto as Exhibit C (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Plan administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Optionee (or by the Optionee’s beneficiary or other person entitled to exercise the Option under the Plan in the event of the Optionee’s death) and shall be delivered in person or by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised, with applicable tax withholding delivered according to Exhibit C attached hereto. The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Plan administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, with applicable tax withholding delivered according to Exhibit C attached hereto, and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

(c) Approval by Members and Compliance Restrictions on Exercise. Any other provision of this Agreement to the contrary notwithstanding, no portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Members of the Company. No Shares shall be issued pursuant to the exercise of an Option, unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with applicable law.

3. Optionee’s Representations. The Optionee understands that neither the Option nor the Shares exercisable pursuant to the Option have been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any United States securities laws. In the event the Shares have not been registered under the Securities Act on the Exercise Date, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit D, as well as any other representations necessary or appropriate, in the judgment of the Plan administrator, to comply with applicable law.

4. Market Stand-Off.

(a) The Optionee agrees that the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under the Option Agreement for a period specified by the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time commencing on and following the date of the final prospectus for the first Qualified Public Offering as may be requested by the Company or its underwriters. In no event, however, shall the Market Stand-Off period exceed 180 days following the first Qualified Public Offering (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, if applicable, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Option Agreement until the end of the applicable Market Stand-Off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 4, and the Optionee agrees that any transferee of any Optionee shall be bound by the provisions of this Section 4. This Section 4 shall not apply to Shares registered in the first Qualified Public Offering.

(b) For purposes of this Section 4, a “Qualified Public Offering” shall mean the closing of an underwritten public offering, pursuant to an effective registration statement under the Securities Act or pursuant to a valid qualification or filing under applicable law of another jurisdiction, of the Shares or other equity securities of the Company. Notwithstanding the foregoing, a Qualified Public Offering shall not include a registration relating solely to employee benefit plans or to a Rule 145 transaction under the Securities Act or to similar registrations under applicable law of another jurisdiction.

(c) The Participant shall execute and deliver such other agreements as may be reasonably requested by the Company or its underwriters that are consistent with this Section 4 or that are necessary to give further effect thereto. In addition, if requested by the Company or its underwriters, the Participant shall provide, within ten (10) days of this request, such information as may be required by the Company or its underwriters in connection with the completion of the Company’s first Qualified Public Offering.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Optionee:

(a) if permitted by applicable law, by cash, check or cash equivalent;

(b) at the discretion of the Plan administrator and to the extent permitted by applicable law, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c) such other method or manner of payment as the Plan administrator may approve.

6. Non-Transferability of Option. The Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7. Term of Option. The Option shall in any event expire on the expiration date set forth in the Grant Notice, and may be exercised prior to the expiration date only in accordance with the Plan and the terms of this Option Agreement.

8. Tax Obligations.

(a) Tax Withholding. The Optionee shall make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Optionee) for the satisfaction of all income and employment tax withholding requirements applicable to the Option exercise, disposition of the Option or the Shares issued pursuant to the exercise of the Option. The Optionee hereby acknowledges, understands and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of Shares. If the Option granted to the Optionee herein is designated as an Incentive Stock Option, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant and (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee hereby acknowledges and agrees that the Optionee may be subject to tax withholding by the Company (or the Parent or Subsidiary employing or retaining the Optionee) on the compensation income recognized by the Optionee in connection with the exercise of the Option.

(c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by the Optionee prior to the exercise of the Option, (ii) an additional twenty percent (20%) U.S. Federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional U.S. state income, penalty and interest tax to the Optionee. Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Optionee agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Optionee will be solely responsible for Optionee’s costs related to such a determination.

9. Adjustment of Shares. In the event of any transaction described in Section 7 of the Plan, the terms of the Option (including, without limitation, the number and kind of the Shares subject to the Option and the Exercise Price) may be adjusted as set forth in Section 7 of the Plan. This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

10. Legality of Initial Issuance. No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Optionee have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of applicable law have been satisfied.

11. No Registration Rights. The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any applicable law.

12. Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any other jurisdiction or any other applicable law.

13. Acknowledgements.

(a) The Optionee acknowledges receipt of a copy of the Plan (including any applicable appendices or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan (including any applicable appendices or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Plan administrator upon any questions arising under the Plan or this Option. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

(b) The Company (which may or may not be the Optionee’s employer) is granting the Option. The Company will administer the Plan from outside the Optionee’s country of residence, and United States law will govern all Options granted under the Plan.

(c) The Optionee acknowledges that benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by applicable law, the benefits and rights provided under the Plan are not to be considered part of the Optionee’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. The Optionee waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(i) the loss or diminution in value of such rights under the Plan, or

(ii) the Optionee ceasing to have any rights under, or ceasing to be entitled to any rights under the Plan as a result of such termination.

(d) The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant. The Company has the right, at any time, to amend, suspend or terminate the Plan.

(e) The Plan will not be deemed to constitute, and will not be construed by the Optionee to constitute, part of the terms and conditions of employment, and the Company will not incur any liability of any kind to the Optionee as a result of any change or amendment, or any cancellation, of the Plan at any time.

(f) Participation in the Plan will not be deemed to constitute, and will not be deemed by the Optionee to constitute, an employment or labor relationship of any kind with the Company.

(g) By entering into this Option Agreement, and as a condition of the grant of the Option, the Optionee consents to the collection, use, and transfer of personal data as described in this subsection to the full extent permitted by and in full compliance with applicable law.

(i) the Optionee understands that the Company, its Parent or any Subsidiary may hold certain personal information about the Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in the Optionee’s favor, for the purpose of managing and administering the Plan (“Data”).

(ii) the Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of the Optionee’s participation in the Plan, and that the Company and/or its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan (“Data Recipients” ).

(iii) the Optionee understands that these Data Recipients may be located in the Optionee’s country of residence or elsewhere, such as the United States. The Optionee authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited.

(iv) the Optionee understands that the Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw the Optionee’s consent herein in writing by contacting the Company. The Optionee further understands that withdrawing consent may affect the Optionee’s ability to participate in the Plan.

(h) The Optionee has received the terms and conditions of this Option Agreement and any other related communications, and the Optionee consents to having received these documents in English.

14. General Provisions.

(a) Notice. Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with a national postal service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(b) Successors and Assigns. Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c) No Assignment. Except as otherwise provided in this Option Agreement, the Optionee shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d) Severability. The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e) Administration. Any determination by the Plan administrator in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Optionee, the Company, and all other persons.

(f) Headings. The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g) Counterparts. This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Entire Option Agreement; Governing Law. The provisions of the Plan are incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. This Option Agreement is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

15. No Guarantee of Continued Service. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY OPTIONEE’S CONTINUED SERVICE AT THE WILL OF THE COMPANY OR THE AFFILIATE EMPLOYING THE OPTIONEE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT OF SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE OPTIONEE’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING THE OPTIONEE) TO TERMINATE THE OPTIONEE’S SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

EXHIBIT B

AMBOW EDUCATION HOLDING LTD.

2005 STOCK PLAN

EXERCISE NOTICE

Attention: Secretary

1. Exercise of Option. Effective as of today, [            ], 200  , the undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase [            ] Ordinary Shares (the “Shares”) of Ambow Education Holding Ltd. (the “Company”), under and pursuant to the 2005 Stock Plan (the “Plan”) and the U.S. Share Option Agreement dated [            ], 200   (the “Option Agreement”). Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2. Delivery of Payment. The Optionee herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Optionee is exercising the Option, and delivers any and all tax withholding due in connection with the exercise of the Option to the Company, the Parent or the Subsidiary that is required under applicable law to withhold such taxes.

3. Representations of the Optionee. The Optionee hereby acknowledges that the Optionee has received and read, and understands the Plan and the Option Agreement, including the Option Rules, and agrees to abide by and be bound by their terms and conditions.

4. Rights as Member. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Member shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 7 of the Plan.

5. Right of First Refusal.

(a) Transfer Notice. If at any time the Optionee proposes to sell, transfer, assign, encumber, pledge, hypothecate or otherwise dispose of in any way (each, a “Transfer”) all or any part of or any interest in the Shares to one or more third parties pursuant to an understanding with the third parties, then the Optionee (a “Selling Optionee”) shall first give the Company written notice of the Selling Optionee’s intention to make the Transfer (the “Transfer Notice”), which Transfer Notice shall include (i) a description of the Shares to be transferred (the “Offered Shares”), (ii) the identity of the prospective transferee(s), (iii) a certification as to the number of Shares currently owned, directly or indirectly, by the proposed transferee and its Affiliates and (iv) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. For purposes of this Section 5, “Affiliate” shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. The Transfer Notice shall certify that the Selling Optionee has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer and proof satisfactory to the Company that the proposed Transfer will not violate applicable law.

(b) Company’s Option. The Company and its assignee(s) shall have an option for a period of thirty (30) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company and its assignee(s) may exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Selling Optionee in writing before expiration of such thirty (30)-day period as to the number of Offered Shares that it wishes to purchase. If the Company or an assignee gives the Selling Optionee notice that it desires to purchase the Offered Shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) days after the Company’s receipt of the Transfer Notice, unless the Transfer Notice contemplates a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 5(c) hereof.

(c) Valuation of Property. Should the purchase price specified in any Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company and its assignee(s) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Optionee and the Company or its assignee(s) cannot agree on such cash value within ten (10) days after the Company’s receipt of the Transfer Notice, the valuation shall be as determined in good faith by the Plan administrator. If the time for the closing of the purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth (5th) business day after the valuation shall have been made pursuant to this Section 5(c).

(d) Non-Exercise of Right. To the extent that any Offered Share has not been purchased pursuant to Section 5(b) hereof and the Company has determined that the proposed Transfer of the unpurchased Offered Shares to the third party transferee identified in the Transfer Notices would not constitute a Change in Control, the Company shall promptly so notify the Selling Optionee and the Selling Optionee shall have a period of thirty (30) days from receipt of such notice in which to sell such unpurchased Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice; provided, however, that the transferee shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Exercise Notice. In the event that the Selling Optionee does not consummate such sale or disposition within such thirty (30) day period, all rights of first refusal under this Section 5 shall continue to be applicable to any subsequent disposition of the Offered Shares by the Selling Optionee until such rights lapse in accordance with the terms of this Section 5. Furthermore, the exercise or nonexercise of such rights shall not adversely affect the right of the Company and its assignee(s) to make subsequent purchases from the Selling Optionee of Shares.

(e) Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Change in Control. In the event of a Change in Control, all rights of first refusal under this Section 5 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control, but only to the extent the Shares are at the time covered by the rights of first refusal under this Section 5.

(h) Lapse. Notwithstanding any other provision of this Section 5, any right of first refusal provided in this Section 5 shall terminate as to any Shares upon the earlier to occur of (i) a Qualified Public Offering (as defined in the Option Agreement) and (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. The Optionee hereby acknowledges that he or she understands that the Optionee may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares. The Optionee hereby represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

7. Restrictions on Transfer.

(a) Legends. The Optionee hereby acknowledges, understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. federal securities laws or other applicable law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Rights of the Company. The Company shall not (i) record on its books the transfer of any Shares that have been sold or transferred in contravention of this Exercise Notice or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Exercise Notice. Any Transfer of Shares not made in conformance with this Exercise Notice shall be null and void and shall not be recognized by the Company.

(d) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a certificate of shares representing Shares sold under this Exercise Notice is no longer required, the holder of the certificate shall be entitled to exchange the certificate for a certificate representing the same number of Shares but without such legend.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Optionee or by the Company forthwith to the Plan administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Plan administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State without giving effect to its choice of law rules.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

OPTIONEE	AMBOW EDUCATION HOLDING LTD.

Signature	By	[ ]

[ ]
[ ]	Title:	CEO

Address:

Date Received

SIGNATURE PAGE TO EXERCISE NOTICE

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	AMBOW EDUCATION HOLDING LTD.

SECURITIES:	ORDINARY SHARES

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the Optionee represents to the Company the following:

(a) The Optionee hereby acknowledges that the Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Optionee is acquiring these Securities for investment for the Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) The Optionee hereby acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee’s investment intent as expressed herein. In this connection, the Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. The Optionee understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) The Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of the Optionee:

Date:

AMBOW EDUCATION HOLDING LTD.

2005 STOCK PLAN

PRC SHARE OPTION AGREEMENT

Ambow Education Holding Ltd., (the “Company”) hereby grants you, [            ] (the “Optionee”), an option (the “Option”) under the Company’s 2005 Stock Plan (the “Plan”) to purchase Ordinary Shares (“Shares”) of the Company. Subject to the provisions of the Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Grant Number	[ ]
Date of Grant	[ ]
Vesting Commencement Date	[ ]
Exercise Price per Share	$[ ]
Number of Shares subject to the Option	[ ]

Type of Option:	Incentive Stock Option (to the extent permitted by applicable law)
x Nonstatutory Stock Option
Expiration Date:	[ ]

Vesting Schedule

Subject to the Optionee’s continued Service (as defined in the Plan) through each of the applicable vesting dates and to the extent permitted by applicable law, the Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan, the Option Rules (attached hereto as Exhibit A) and the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and the remainder shall vest in equal and continuous monthly installments over the following thirty-six (36) months thereafter, subject to Optionee’s continued Service through each vesting date.

Escrow Provisions:

This Option shall be held by the Company under the Escrow Provisions (attached hereto as Exhibit B).

Option Termination:

Event Triggering Option Termination	Maximum Time to Exercise After Triggering Event
Termination of Service (except as provided below)	90 days
Termination of Service due to Disability	12 months
Termination of Service due to death	12 months

The Option may only be exercised as to Shares that have vested as of the date of the Optionee’s termination of Service and in no event may the Option be exercised after the Expiration Date. It is the Optionee’s responsibility to exercise the Option, if the Optionee so desires, before it expires or terminates.

The Optionee is aware that, notwithstanding anything to the contrary in this PRC Share Option Agreement (the “Option Agreement”), the exercise of the Option is subject to certain regulations of the PRC, including those implemented by the State Administration of Foreign Exchange (the “Restriction”). The Optionee further acknowledges that if the Restriction does not allow the Company to issue Shares to the Optionee upon the Optionee’s attempted exercise of the Option that the Company will be not liable to the Optionee in any respect and will not be required to provide any compensation or other consideration to the Optionee as a result of the failed Option exercise. The Optionee recognizes that if the Restriction continues to prohibit the Company from issuing Shares pursuant to the Option at the time of his or her termination of Service, the Option shall in any event terminate and expire according to the Option Termination schedule listed above.

The Optionee’s signature below indicates his or her agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A, the Plan, and the Escrow Provisions (Exhibit B). Please be sure to read all of Exhibits A and B, which contain the specific terms and conditions of the Option. This PRC Share Option Agreement (the “Option Agreement”) does not represent a securities interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

AMBOW EDUCATION HOLDING LTD.	OPTIONEE

Jin Huang, CEO	[ ]

EXHIBIT A

OPTION RULES

1. Grant of Option. The Plan administrator hereby grants to the Optionee under the Plan the right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Notice”), at the Exercise Price per Share set forth in the Grant Notice, and subject to all of the terms and conditions in this Option Agreement and the Plan, a copy of which the Optionee acknowledges having received. Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail unless otherwise indicated.

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan or any other plan of the Company) shall not exceed US$100,000. If the Option is designated in the Grant Notice as an Incentive Stock Option, all or a portion of the Option may nonetheless be treated as a Nonstatutory Stock Option in accordance with Section 6(b) of the Plan.

The Option, and any Shares or cash acquired pursuant hereto, shall be held by the Company under the Escrow Provisions (attached hereto as Exhibit B).

2. Exercise of Option.

(a) Right to Exercise. If permitted by applicable law, the Option shall be exercisable during its term cumulatively according to the Vesting Schedule set out in the Grant Notice and with the applicable provisions of the Plan. Notwithstanding the foregoing, the Option may not be exercised for a fraction of a Share.

(b) Method of Exercise. The Optionee may instruct the Company to exercise the Option to the extent then vested on his or her behalf by delivery of a written exercise notice in the form attached hereto as Exhibit C (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Plan administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Optionee (or by the Optionee’s beneficiary or other person entitled to exercise the Option under the Plan in the event of the Optionee’s death) and shall be delivered in person or by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised, with applicable tax withholding delivered according to Exhibit C attached hereto. The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Plan administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, with applicable tax withholding delivered according to Exhibit C attached hereto, and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

(c) Approval by Members and Compliance Restrictions on Exercise. Any other provision of this Agreement to the contrary notwithstanding, no portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Members of the Company. No Shares shall be issued pursuant to the exercise of an Option, unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with applicable law.

3. Optionee’s Representations. In the event the Shares have not been registered under the Securities Act on the Exercise Date, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit D, as well as any other representations necessary or appropriate, in the judgment of the Plan administrator, to comply with applicable law.

4. Market Stand-Off.

(a) The Optionee agrees that the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under the Option Agreement for a period specified by the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time commencing on and following the date of the final prospectus for the first Qualified Public Offering as may be requested by the Company or its underwriters. In no event, however, shall the Market Stand-Off period exceed 180 days following the first Qualified Public Offering (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, if applicable, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Option Agreement until the end of the applicable Market Stand-Off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 4, and the Optionee agrees that any transferee of any Optionee shall be bound by the provisions of this Section 4. This Section 4 shall not apply to Shares registered in the first Qualified Public Offering.

(b) For purposes of this Section 4, a “Qualified Public Offering” shall mean the closing of an underwritten public offering, pursuant to an effective registration statement under the Securities Act or pursuant to a valid qualification or filing under applicable law of another jurisdiction, of the Shares or other equity securities of the Company. Notwithstanding the foregoing, a Qualified Public Offering shall not include a registration relating solely to employee benefit plans or to a Rule 145 transaction under the Securities Act or to similar registrations under applicable law of another jurisdiction.

(c) The Optionee shall execute and deliver such other agreements as may be reasonably requested by the Company or its underwriters that are consistent with this Section 4 or that are necessary to give further effect thereto. In addition, if requested by the Company or its underwriters, the Optionee shall provide, within ten (10) days of this request, such information as may be required by the Company or its underwriters in connection with the completion of the Company’s first Qualified Public Offering.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Optionee:

(a) if permitted by applicable law, by cash, check or cash equivalent;

(b) at the discretion of the Plan administrator and to the extent permitted by applicable law, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c) such other method or manner of payment as the Plan administrator may approve.

6. Non-Transferability of Option. The Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7. Term of Option. The Option shall in any event expire on the expiration date set forth in the Grant Notice, and may be exercised prior to the expiration date only in accordance with the Plan and the terms of this Option Agreement.

8. Tax Obligations.

(a) Tax Withholding. The Optionee shall make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Optionee) for the satisfaction of all income and employment tax withholding requirements applicable to the Option exercise, disposition of the Option or the Shares issued pursuant to the exercise of the Option. The Optionee hereby acknowledges, understands and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of Shares. If the Option granted to the Optionee herein is designated as an Incentive Stock Option, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant and (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee hereby acknowledges and agrees that the Optionee may be subject to tax withholding by the Company (or the Parent or Subsidiary employing or retaining the Optionee) on the compensation income recognized by the Optionee in connection with the exercise of the Option.

9. Adjustment of Shares. In the event of any transaction described in Section 7 of the Plan, the terms of the Option (including, without limitation, the number and kind of the Shares subject to the Option and the Exercise Price) may be adjusted as set forth in Section 7 of the Plan. This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

10. Legality of Initial Issuance. No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Optionee have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of applicable law have been satisfied.

11. No Registration Rights. The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any applicable law.

12. Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any other jurisdiction or any other applicable law.

13. Acknowledgements.

(a) The Optionee acknowledges receipt of a copy of the Plan (including any applicable appendices or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan (including any applicable appendices or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Plan administrator upon any questions arising under the Plan or this Option. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

(b) The Company (which may or may not be the Optionee’s employer) is granting the Option. The Company will administer the Plan from outside the Optionee’s country of residence, and United States law will govern all Options granted under the Plan.

(c) The Optionee acknowledges that benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by applicable law, the benefits and rights provided under the Plan are not to be considered part of the Optionee’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. The Optionee waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(i) the loss or diminution in value of such rights under the Plan, or

(ii) the Optionee ceasing to have any rights under, or ceasing to be entitled to any rights under the Plan as a result of such termination.

(d) The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant. The Company has the right, at any time, to amend, suspend or terminate the Plan.

(e) The Plan will not be deemed to constitute, and will not be construed by the Optionee to constitute, part of the terms and conditions of employment, and the Company will not incur any liability of any kind to the Optionee as a result of any change or amendment, or any cancellation, of the Plan at any time.

(f) Participation in the Plan will not be deemed to constitute, and will not be deemed by the Optionee to constitute, an employment or labor relationship of any kind with the Company.

(g) By entering into this Option Agreement, and as a condition of the grant of the Option, the Optionee consents to the collection, use, and transfer of personal data as described in this subsection to the full extent permitted by and in full compliance with applicable law.

(i) the Optionee understands that the Company, its Parent or any Subsidiary may hold certain personal information about the Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in the Optionee’s favor, for the purpose of managing and administering the Plan (“Data”).

(ii) the Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of the Optionee’s participation in the Plan, and that the Company and/or its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan (“Data Recipients” ).

(iii) the Optionee understands that these Data Recipients may be located in the Optionee’s country of residence or elsewhere, such as the United States. The Optionee authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited.

(iv) the Optionee understands that the Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw the Optionee’s consent herein in writing by contacting the Company. The Optionee further understands that withdrawing consent may affect the Optionee’s ability to participate in the Plan.

(h) The Optionee has received the terms and conditions of this Option Agreement and any other related communications, and the Optionee consents to having received these documents in English.

14. General Provisions.

(a) Notice. Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with a national postal service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(b) Successors and Assigns. Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c) No Assignment. Except as otherwise provided in this Option Agreement, the Optionee shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d) Severability. The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e) Administration. Any determination by the Plan administrator in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Optionee, the Company, and all other persons.

(f) Headings. The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g) Counterparts. This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Entire Option Agreement; Governing Law. The provisions of the Plan are incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. This Option Agreement is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

15. No Guarantee of Continued Service. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY OPTIONEE’S CONTINUED SERVICE AT THE WILL OF THE COMPANY OR THE AFFILIATE EMPLOYING THE OPTIONEE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT OF SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE OPTIONEE’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING THE OPTIONEE) TO TERMINATE THE OPTIONEE’S SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

EXHIBIT B

AMBOW EDUCATION HOLDING LTD.

2005 STOCK PLAN

ESCROW PROVISIONS

1. Option. As set forth in the PRC Share Option Agreement, to which these Escrow Provisions (the “Escrow Provisions”) are attached, you have been granted an Option under the Plan. The Option will be held by the Company under these Escrow Provisions in an account in your name. Unless otherwise defined herein, the capitalized terms in these Escrow Provisions shall have the meanings ascribed to those terms in the Plan.

2. Legal and Equitable Title. Legal and equitable title to the Option and any cash or securities acquired pursuant to the Option, will remain with you at all times, notwithstanding that such items may be held by the Company pursuant to these Escrow Provisions.

3. Exercise of Option. You may instruct the Company to exercise the Option on your behalf at such time or times as permitted by the PRC Share Option Agreement and the Plan.

4. Proceeds of Exercise. Shares acquired upon exercise of your Option will be retained in Escrow under these Escrow Provisions. Subject to requirements for repatriation and settlement of foreign exchange under the laws of the People’s Republic of China, you may elect to keep any proceeds from the sale of such Shares (any such sale to be performed by the Company under your direction) in your account under these Escrow Provisions or to have them distributed to you. If you elect to have the proceeds distributed to you, the Company will use its reasonable efforts to effect such distribution within ten (10) business days of the sale, pursuant to such channels as the Company reasonably determines appropriate.

5. Powers of Company. The Company may take any and all actions, and is hereby granted such powers and discretion, as may appear necessary or proper to comply with applicable law and to effectuate and carry out the terms and purposes of Escrow under these Escrow Provisions, including, but not limited to, the power to exercise the Option and hold or dispose of the proceeds of such exercise in accordance with the terms of these Escrow Provisions.

6. Limitation of Liability. The Company is not liable for any damage caused by the exercise of its discretion as authorized by these Escrow Provisions for any reason, except gross negligence or willful misconduct. The Company is not liable for honest mistakes of judgment or for losses or liabilities due to honest mistakes of judgment.

7. Costs and Expenses of this Escrow. All costs and expenses of these Escrow Provisions will be borne by the Company.

8. Entire Agreement; Governing Law. The provisions of the Plan are incorporated herein by reference. The Plan, Option Agreement and these Escrow Provisions constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof, and may not be modified adversely to your interest except by means of a writing signed by the Company and you. These Escrow Provisions are governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

EXHIBIT C

AMBOW EDUCATION HOLDING LTD.

2005 STOCK PLAN

EXERCISE NOTICE

Attention: Secretary

1. Exercise of Option. Effective as of today, [            ], 200  , the undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase [            ] Ordinary Shares (the “Shares”) of Ambow Education Holding Ltd. (the “Company”), under and pursuant to the 2005 Stock Plan (the “Plan”) and the PRC Share Option Agreement dated [            ], 200   (the “Option Agreement”). Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2. Delivery of Payment. The Optionee herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Optionee is exercising the Option, and delivers any and all tax withholding due in connection with the exercise of the Option to the Company, the Parent or the Subsidiary that is required under applicable law to withhold such taxes.

3. Representations of the Optionee. The Optionee hereby acknowledges that the Optionee has received and read, and understands the Plan and the Option Agreement, including the Option Rules, and agrees to abide by and be bound by their terms and conditions.

4. Rights as Member. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Member shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 7 of the Plan.

5. Right of First Refusal.

(a) Transfer Notice. If at any time the Optionee proposes to sell, transfer, assign, encumber, pledge, hypothecate or otherwise dispose of in any way (each, a “Transfer”) all or any part of or any interest in the Shares to one or more third parties pursuant to an understanding with the third parties, then the Optionee (a “Selling Optionee”) shall first give the Company written notice of the Selling Optionee’s intention to make the Transfer (the “Transfer Notice”), which Transfer Notice shall include (i) a description of the Shares to be transferred (the “Offered Shares”), (ii) the identity of the prospective transferee(s), (iii) a certification as to the number of Shares currently owned, directly or indirectly, by the proposed transferee and its Affiliates and (iv) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. For purposes of this Section 5, “Affiliate” shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. The Transfer Notice shall certify that the Selling Optionee has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer and proof satisfactory to the Company that the proposed Transfer will not violate applicable law.

(b) Company’s Option. The Company and its assignee(s) shall have an option for a period of thirty (30) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company and its assignee(s) may exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Selling Optionee in writing before expiration of such thirty (30)-day period as to the number of Offered Shares that it wishes to purchase. If the Company or an assignee gives the Selling Optionee notice that it desires to purchase the Offered Shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) days after the Company’s receipt of the Transfer Notice, unless the Transfer Notice contemplates a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 5(c) hereof.

(c) Valuation of Property. Should the purchase price specified in any Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company and its assignee(s) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Optionee and the Company or its assignee(s) cannot agree on such cash value within ten (10) days after the Company’s receipt of the Transfer Notice, the valuation shall be as determined in good faith by the Plan administrator. If the time for the closing of the purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth (5th) business day after the valuation shall have been made pursuant to this Section 5(c).

(d) Non-Exercise of Right. To the extent that any Offered Share has not been purchased pursuant to Section 5(b) hereof and the Company has determined that the proposed Transfer of the unpurchased Offered Shares to the third party transferee identified in the Transfer Notices would not constitute a Change in Control, the Company shall promptly so notify the Selling Optionee and the Selling Optionee shall have a period of thirty (30) days from receipt of such notice in which to sell such unpurchased Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice; provided, however, that the transferee shall agree in writing on a form prescribed by the Company to be bound by all provisions of this Exercise Notice. In the event that the Selling Optionee does not consummate such sale or disposition within such thirty (30) day period, all rights of first refusal under this Section 5 shall continue to be applicable to any subsequent disposition of the Offered Shares by the Selling Optionee until such rights lapse in accordance with the terms of this Section 5. Furthermore, the exercise or nonexercise of such rights shall not adversely affect the right of the Company and its assignee(s) to make subsequent purchases from the Selling Optionee of Shares.

(e) Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Change in Control. In the event of a Change in Control, all rights of first refusal under this Section 5 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control, but only to the extent the Shares are at the time covered by the rights of first refusal under this Section 5.

(h) Lapse. Notwithstanding any other provision of this Section 5, any right of first refusal provided in this Section 5 shall terminate as to any Shares upon the earlier to occur of (i) a Qualified Public Offering (as defined in the Option Agreement) and (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. The Optionee hereby acknowledges that he or she understands that the Optionee may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares. The Optionee hereby represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

7. Restrictions on Transfer.

(a) Legends. The Optionee hereby acknowledges, understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. federal securities laws or other applicable law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Rights of the Company. The Company shall not (i) record on its books the transfer of any Shares that have been sold or transferred in contravention of this Exercise Notice or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Exercise Notice. Any Transfer of Shares not made in conformance with this Exercise Notice shall be null and void and shall not be recognized by the Company.

(d) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a certificate of shares representing Shares sold under this Exercise Notice is no longer required, the holder of the certificate shall be entitled to exchange the certificate for a certificate representing the same number of Shares but without such legend.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Optionee or by the Company forthwith to the Plan administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Plan administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State without giving effect to its choice of law rules.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement, the Escrow Provisions, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

OPTIONEE	AMBOW EDUCATION HOLDING LTD.

Signature	By	[ ]

[ ]
[ ]	Title:	CEO

Address:

Date Received

SIGNATURE PAGE TO EXERCISE NOTICE

EXHIBIT D

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	AMBOW EDUCATION HOLDING LTD.

SECURITIES:	ORDINARY SHARES

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the Optionee represents to the Company the following:

(a) The Optionee hereby acknowledges that the Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Optionee is acquiring these Securities for investment for the Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) The Optionee hereby acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee’s investment intent as expressed herein. In this connection, the Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. The Optionee understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

(c) The Optionee hereby acknowledges and agrees that the Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) The Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e) The Optionee hereby acknowledges that the Optionee is aware of the relevant requirements under the laws of the People’s Republic of China regarding overseas investment, including the requirements for approval and registration with competent authorities. The Optionee is acquiring these Securities after obtaining requisite approval or registration from competent authorities of the People’s Republic of China. Failure to obtain requisite approval or registration shall relieve the Company, and any Parent or Subsidiary, of any liability in respect of the failure to issue these Securities. If the failure is revealed or occurs after the issuance of these Securities, the Company shall be entitled, at its sole discretion, to redeem or request the Optionee to transfer these Securities to a transferee who is legally entitled to hold the Securities. Unless otherwise determined by the Administrator, the redemption price shall be the Exercise Price paid by the Optionee for the Securities. The Company, its Parent and any Subsidiary shall be relieved from any liability for any redemption or request for transfer made pursuant to the foregoing.

Signature of the Optionee:

Date: